                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

            SIGNATURE                                    TITLE                                 DATE
            ---------                                    -----                                 ----

  /s/ John F. Grundhofer                    Chairman, Chief Executive                     November 5, 1999
---------------------------------           Officer and Director
    John F. Grundhofer                      (principal executive officer)


  /s/ Susan E. Lester                       Executive Vice President and                  November 5, 1999
---------------------------------           Chief Financial Officer
    Susan E. Lester                         (principal financial officer)


                                            Senior Vice President and                     November 5, 1999
--------------------------------            Controller (principal
     Terrance R. Dolan                      accounting officer)


    /s/ Linda L. Ahlers
-------------------------------             Director                                      November 5, 1999
     Linda L. Ahlers


    /s/ Harry L. Bettis
-------------------------------             Director                                      November 5, 1999
      Harry L. Bettis


 /s/ Arthur D. Collins, Jr.
-------------------------------             Director                                      November 5, 1999
   Arthur D. Collins, Jr.


    /s/ Peter H. Coors
------------------------------              Director                                      November 5, 1999
      Peter H. Coors


   /s/ Robert L. Dryden
------------------------------              Director                                      November 5, 1999
    Robert L. Dryden


   /s/ Joshua Green III
------------------------------              Director                                      November 5, 1999
     Joshua Green III




            SIGNATURE                                    TITLE                                 DATE
            ---------                                    -----                                 ----
     /s/ Delbert W. Johnson
---------------------------------           Director                                      November 5, 1999
      Delbert W. Johnson


     /s/ Joel W. Johnson
---------------------------------           Director                                      November 5, 1999
     Joel W. Johnson


     /s/ Jerry W. Levin
---------------------------------           Director                                      November 5, 1999
       Jerry W. Levin


   /s/ Edward J. Phillips
---------------------------------           Director                                      November 5, 1999
      Edward J. Phillips


    /s/ Paul A. Redmond
---------------------------------           Director                                      November 5, 1999
      Paul A. Redmond


    /s/ Richard G. Reiten
---------------------------------           Director                                      November 5, 1999
       Richard G. Reiten


     /s/ S. Walter Richey
---------------------------------           Director                                      November 5, 1999
       S. Walter Richey


     /s/ Warren R. Staley
---------------------------------           Director                                      November 5, 1999
        Warren R. Staley